Accounts Payable - Summary of Accounts Payable (Detail) - USD ($) $ in Thousands	Jun. 30, 2022	Jun. 30, 2021
Current liabilities
Trade payables	$ 31,041	$ 10,982
Accrued expenses	1,461	1,270
Other payables	6,385	3,894
Sales tax payable	8,623	965
Related party payables	93	24
Total accounts payable	$ 47,603	$ 17,135